SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is February 15, 2018.

MFS® Managed Wealth Fund

Effective immediately, in the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Summary of Key Information," Mike Roberge's title is Chief Executive Officer and Chief Investment Officer of MFS.
Effective March 1, 2018, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Summary of Key Information" is replaced in its entirety as follows:
Portfolio Manager	Since	Title
Robert Almeida	2014	Investment Officer of MFS
Jim Swanson	2014	Investment Officer of MFS
William Adams	2014	Chief Investment Officer - Global Fixed Income of MFS
Mike Roberge	2014	Chief Executive Officer and Chief Investment Officer of MFS
Barnaby Wiener	2014	Investment Officer of MFS
As of December 31, 2018, Jim Swanson will no longer be a portfolio manager of the fund.

Effective March 1, 2018, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is replaced in its entirety as follows:
Information regarding the committee members responsible for determining the fund's investment strategy and the lead portfolio manager responsible for implementing the fund's investment strategy is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI.

Portfolio Manager	Primary Role	Five Year History
Robert Almeida	Lead Portfolio Manager and Committee Member	Employed in the investment area of MFS since 2007
Jim Swanson	Lead Portfolio Manager and Committee Member	Employed in the investment area of MFS since 1985
William Adams	Committee Member	Employed in the investment area of MFS since 2009
Mike Roberge	Committee Member	Employed in the investment area of MFS since 1996
Barnaby Wiener	Committee Member	Employed in the investment area of MFS since 1998
As of December 31, 2018, Jim Swanson will no longer be a portfolio manager of the fund.

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